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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 22, 2004

                              RAIT INVESTMENT TRUST
             (Exact name of registrant as specified in its charter)

               Maryland               1-14760             23-2919819
        ----------------------      -----------       -------------------
        (State of incorporation     (Commission        (I.R.S. Employer
           or organization)         File Number)      Identification No.)

                           c/o RAIT Partnership, L.P.
             1818 Market Street, 28th Floor, Philadelphia, PA 19103
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 861-7900
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

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                               EXHIBIT NUMBER     DESCRIPTION OF DOCUMENT
                               --------------     -----------------------
                                   99                 Press Release

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On January 22, 2004, RAIT Investment Trust issued a press release regarding its earnings for the three months and year ended December 31, 2003. A copy of this press release is filed with this report as an exhibit to Form 8-K. The information in this report is to be considered "filed" under the Securities Exchange Act of 1934, as amended.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RAIT INVESTMENT TRUST

                                      By:  /s/  Ellen J. DiStefano
                                           ------------------------------
                                           Ellen J. DiStefano
                                           Chief Financial Officer

Date: January 22, 2004

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